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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 15, 2005

                            PVC CONTAINER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      DELAWARE                    0-08791                      13-2616435
   -------------               -------------                 -------------
  (State or Other          (Commission File No.)           (I.R.S. Employer
   Jurisdiction                                           Identification No.)
 of Incorporation)

               2 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including areacode:
                                 (732) 542-0060

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective as of July 15, 2005, PVC Container Corporation (the "Company") entered into an indemnification agreement (each, an "Indemnification Agreement") with each of its directors and executive officers. The Indemnification Agreements provide for the indemnification of the directors and executive officers of the Company to the fullest extent permitted by the laws of the State of Delaware and the advancement of expenses in connection with defense of a claim. The Indemnification Agreements also set forth various procedures and other terms regarding the indemnification process.

         A copy of the form of Indemnification Agreement is included as Exhibit
10.1 to this Current Report on Form 8-K. The foregoing discussion of the terms of the Indemnification Agreements is qualified in its entirely by reference to the full text of such exhibit, which is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

Exhibit
Number     Description
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  10.1     Form of Director and Officer Indemnification Agreement







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2005

                                       PVC CONTAINER CORPORATION

                                       By /s/ Jeffrey Shapiro
                                          ---------------------------------
                                          Name:  Jeffrey Shapiro
                                          Title:  Chief Financial Officer


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                                                      EXHIBIT INDEX

Exhibit
Number      Description
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  10.1      Form of Director and Officer Indemnification Agreement